UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2020

CEDAR REALTY TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-31817	42-1241468
(Commission File Number)	(IRS Employer Identification No.)

44 South Bayles Avenue

Port Washington, New York 11050

(Address of Principal Executive Offices) (Zip Code)

(516) 767-6492

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered	Trading Symbol(s)
Common Stock, $0.06 par value	New York Stock Exchange	CDR
7-1/4% Series B Cumulative Redeemable Preferred Stock, $25.00 Liquidation Value	New York Stock Exchange	CDRpB
6-1/2% Series C Cumulative Redeemable Preferred Stock, $25.00 Liquidation Value	New York Stock Exchange	CDRpC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)  Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.Entry into a Material Definitive Agreement

 On August 4, 2020, Cedar Realty Trust Partnership, L.P. (the “Operating Partnership”), the operating partnership of Cedar Realty Trust, Inc. (the “Company”) amended its unsecured credit facilities. Specifically, on August 4, 2020, the Operating Partnership entered into the Second Amendment to the Fourth Amended and Restated Loan Agreement, the First Amendment to Third Amended and Restated Loan Agreement, and the Third Amendment to the Loan Agreement (collectively, the “Loan Agreements”). Effective with the amendments to the Loan Agreements, the Company’s financial ratios and borrowing base are now computed using the trailing four quarters as opposed to the current quarter annualized, and interest rate swaps that are a hedge of existing debt are now excluded from the definition of debt. The amendments did not change pricing on the Loan Agreements from the prior loan agreements.

The foregoing summary is qualified in its entirety by reference to the full text of the Second Amendment to Fourth Amended and Restated Loan Agreement, First Amendment to Third Amended and Restated Loan Agreement, and Third Amendment to Loan Agreement, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The disclosure set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	Second Amendment to Fourth Amended and Restated Loan Agreement, dated as of August 4, 2020

10.2	First Amendment to Third Amended and Restated Loan Agreement, dated as of August 4, 2020

10.3	Third Amendment to Loan Agreement, dated as of August 4, 2020

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR REALTY TRUST, INC.

/s/ PHILIP R. MAYS

Philip R. Mays

Executive Vice President, Chief Financial Officer and Treasurer

(Principal financial officer)

Dated: August 10, 2020